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                                                                    Exhibit 21.1


                                CYTRX CORPORATION
                                 2001 FORM 10-K
                         SUBSIDIARIES OF THE REGISTRANT


 Name of Subsidiary        State of Incorporation       Percentage of Ownership
 ------------------        ----------------------       -----------------------

GGC Merger Corporation           California                     100%